Exhibit 99.1
 February 13, 2017NYSE MKT: GIG  GigPeak Q4 FY16 Corporate Summary

 Additional Information and Where to Find It:This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. The tender offer for the outstanding shares of GigPeak’s common stock described in the separate GigPeak press releases has not commenced. At the time the tender offer is commenced, IDT will file or cause to be filed a Tender Offer Statement on Schedule TO with the SEC and GigPeak will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other tender offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully before any decision is made with respect to the tender offer. Those materials will be made available to GigPeak’s stockholders at no expense to them by the information agent to the tender offer, which will be announced. In addition, all of those materials (and any other documents filed with the SEC) will be available at no charge on the SEC’s website at www.sec.gov.Forward Looking Statements: This presentation contains statements regarding the anticipated consummation of the acquisition of GigPeak and the timing and benefits thereof, operating trends; expected future results and guidance; GigPeak’s and its subsidiaries’ expansion and business strategies into new markets and projects; anticipated growth opportunities; changes in business or other market conditions and product trends that are forward-looking. We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the GigPeak filings with the SEC, and in GigPeak’s other current and periodic reports filed or furnished from time to time with the SEC.   Disclaimer  2

 Use of Non-GAAP and Adjusted EBITDA Financial Measures:These materials include references to non-GAAP net income/loss, adjusted consolidated non-GAAP net income/loss, and Adjusted EBITDA. Adjusted EBITDA is defined as net earnings before interest, taxes, other expense (income), net, depreciation and amortization, including amortization of intangibles, stock-based compensation, acquisition and strategic activities related costs and loss on equity method investment. Adjusted EBITDA differs from net earnings, as calculated in accordance with GAAP, in that it excludes the foregoing items. GigPeak believes that these non-GAAP financial measures are important indicators of the ongoing operations of its business, provide an additional metric for comparability between reporting periods, and provide an additional baseline for analyzing trends in GigPeak’s operations. In addition, Adjusted EBITDA is used in determining compliance with covenants in our term loan and revolving line agreement. GigPeak does not, nor does it suggest that investors should, consider such non-GAAP and Adjusted EBITDA financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. GigPeak believes the disclosure of the effects of these items increases the reader’s understanding of, and an enhanced level of transparency into, the underlying performance of the business and that such non-GAAP and Adjusted EBITDA financial measures provide investors with a supplemental tool to evaluate our financial results and assess our prospects for future performance.Intellectual Property:All trademarks, service marks and trade names of GigPeak, Inc. used herein are trademarks or registered trademarks of GigPeak, Inc. Any other product, company names, or logos mentioned herein are the trademarks and/or property of their respective owners.  Disclaimer  3

Introducing GigPeak

A leading innovator of semiconductor ICs and software solutions to Enable High-Speed Networking Connectivity and High-Quality Video Streaming over the Cloud

Focuses on cloud networking and video streaming enterprise connectivity

- Faster networking connectivity links at all speeds and all reaches
- High video-quality streaming by superior compression at low bitrates
- Lower power consumption while increasing information density
- Improved utilization of infrastructure & reduced total cost of ownership

Accretive acquisitions and strategic partnerships

- 8 acquisitions & 1 joint-venture
- Broadened product portfolio
- Expanded addressable market
- Diversified portfolio of Tier 1 customers

Product differentiation supports high margins & business operating leverage

- Synergistic opportunities to cross-sell products globally to top-tier customers
- 14 consecutive quarters of revenue growth with high-margin product lines
- 22 consecutive quarters of positive Adjusted EBITDA
- Q4’16: Record revenue of $16.2 million
- Non GAAP: 74% GM; 31% AEBITDA; 22% NI

GigPeak™
© 2017 GigPeak, Inc. All Rights Reserved
4

 A leading innovator of semiconductor ICs and software solutions to Enable High-Speed Networking Connectivity and High-Quality Video Streaming over the Cloud  GigPeak Focused Mission  5  BASE STATIONBACKHAUL  METRO ROUTERS          CORE ROUTERS          NETWORKING APPLICATIONS  CLOUD CONNECTED APPLICATIONS  SUBMARINE NETWORKS  SATELLITEGROUNDSTATION  SATELLITE COMMUNICATION  AIRBORNE COMMUNICATION    ENTERPRISE& DATA CENTER    ACCESS    Multi-Screen Video  STREAMING APPLICATIONS

 GigPeak Growth History  6                      20%+Revenue CAGRfrom 2009 – 2015  ($ in millions)  Telecom PMD  Video compression solutions  Datacom PMD  High speed ASIC  GNSS/IoT RF devices  Wireless devices  Datacom PMD  72  High-Speed & HQ Cloud Connectivity = Networking + Video Streaming

GigPeak Solutions

Networking

Video Streaming

Core & Metro Networks



Drivers & TIAs
Custom ASICs


GIGOPTIX

Data Center Networks



Drivers, TIAs, & CDRs
for AOCs & Pluggables



Access, Backhaul & 5G Applications



RF MMICs for Access
& 5G Applications



Primary & Secondary Content Distribution



Software & SoC

High-Speed Connectivity and High-Quality Video Streaming
Over the Network and the Cloud

GigPeak™
© 2017 GigPeak, Inc. All Rights Reserved
7

Core & Metro Network

100Gbps - 400Gbps Coherent

LINE CARD -> 4X5" TRANSCEIVER -> SMALL FORM FACTOR INTEGRATION

32Gbaud QPSK -> 64Gbaud 16QAM


GIG Driver
GIG TIA
CFP
CFP2
CFP8
CFP4

GIGPEAK DIFFERENTIATION:

TIAs & Drivers for all speeds & formats

Leadership in Limiting and Linear Coherent 100Gbps to 400Gbps drivers

GigPeak
© 2017 GigPeak, Inc. All Rights Reserved
8

Data Center Communication

Meaningful Footprint in the Data Center Links

DEVICES FOR PARALLEL OPTICS LINKS

1X/4X/12X CHANNELS FOR NRZ 10, 14 & 28Gbps / CHANNEL

1X/4X CHANNELS FOR PAM4 56Gbps / CHANNEL


Sun
IBM
Google
EMC










CDR ARRAY
TIA IC
PD ARRAY
LENS ARRAY
CDR ARRAY
VD IC
VCSEL ARRAY
LENS ARRAY
LENS ARRAY
VCSEL ARRAY
VD IC
CDR ARRAY
LENS ARRAY
PD ARRAY
TIA IC
CDR ARRAY

GIGPEAK DIFFERENTIATION:

- 40Gbps ICs - Sole merchant supplier of this technology, which will dominate the industry for the next few years
- 100Gbps ICs– complete product portfolio for SFP^{+} and QSFP28 SR & LR Modules
- PSM4 ICs - First in the market to offer for 200Gbps DC intra-connect market

GigPeak™
© 2017 GigPeak, Inc. All Rights Reserved
9

Professional Broadcasting & IP-Video Streaming

VIDEO CONTRIBUTION



- Best in Class Video Quality
- DVB Compliant and Interoperable solution

PRIMARY DISTRIBUTION



- Two Decades of Award-winning Video Compression Experience
- Complete Solution

SECONDARY DISTRIBUTION



- Advanced Content Repurposing for Multi-Screen Viewing
- High Efficient Statistical Multiplexing Interface

GENERATIONS OF ASIC/SOC AND COMPLETE SOFTWARE STACK SOLUTIONS



SoC D7Pro
- **AVC - H.264**
- **MPEG-2**



SW-Stack on STD Processors And D7Pro
- **HEVC - H.265**
- **AVC - H.264**
- **MPEG-2**

GIGPEAK DIFFERENTIATION: Highest video quality at lowest bitrate complete SW-stack solutions

GigPeak™
© 2017 GigPeak, Inc. All Rights Reserved
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GigPeak Broad Customer Base  11    11  APAC  NORTH AMERICA  EMEA

 GigPeak Trended Quarterly Financial Summary    Historical results prior to June 2016 are for GigOptix and do not include results from Magnum Semiconductor, which was acquired April 5, 2016 **Based on total diluted share count of 47.1 million, 69.4 million and 70.4 million for the periods ending December 2015, September 2016 and December 2016 respectively  12

 GigPeak Non-GAAP EPS Profitability Trends  13  The 14th straight quarter of revenue growth The 11th straight quarter of non-GAAP Net Income The 22nd straight quarter of positive Adjusted EBITDANon-GAAP EPS of $0.20 for last 4 quarters through Q4’16Increased EPS in FY 2016 in spite of ~67% additional shares since Q4’15  Annual Non-GAAP EARNINGS PER SHARE  Commentary on Preliminary Q4’16 Results  Annual ADJUSTED EBITDA Margins

  GigPeak Year-Over-Year Financial Progress    Q4 2015  Q4 2016  ~Increase  Market Capitalization*   $116M  $177M  53%  Quarterly Total Revenue  $11.1M  $16.2M  46%  Gross Margin (Non-GAAP)  67%  74%  700 bps.  Net Income (Non-GAAP)  $2.2M  $3.6M  64%  Adjusted EBITDA  $2.9M  $5.0M  72%  *as of February 10, 2016 and February 10, 2017  14

  GigPeak Balance Sheet & Capitalization      Cash & Equivalents  $35.8   Accounts Receivable  $15.3   Inventory  $13.7   Other Current Assets  $0.7  Total Current Assets  $65.4   Long-term Assets  $75.1  Total Assets  $140.4   Current Liabilities  $16.0   Long-term Liabilities/Other  $14.1   Total Liabilities  $30.1   Total Equity  $110.3  Total Liabilities & Equity  $140.4   Diluted Common Stock Outstanding  70.4M   Stock Price1  $2.52   Avg. Trading Volume1  ~480,000   Market Cap1  $177M   Options Outstanding  7.1M   Weighted Exercise Price  $2.26   RSUs Outstanding  5.5M    Warrants Outstanding  0.2M  Balance Sheet 12/31/16 (Millions)  Cap Table Highlights   1 As of February 10, 2017  15

 Catalysts for Growth   Track Record of Growing Revenue and Improving Profit Margins  Networking and Video Streaming Solutions for Efficient Cloud Connectivity  Global Diversified Customer Base  Highly Differentiated Technology Portfolio  Disciplined M&A Strategy Driving Scale and Growth  Addressing High Margin Market Opportunities  16  Networking:Telecom - Core and Metro:100G/200G Coherent Linear TIAs100G/200G Coherent Linear SMT Drivers400G Coherent Linear “Gold-Box” DriversDatacom – SR & LR1, 4 & 12 channels 14G VCSEL Drivers and TIAs for SFP+/QSFP pluggables and AOCs 1, 4 & 12 channels 28G NRZ VCSEL Drivers, DML Drivers, TIAs and CDRs SFP+/QSFP28 pluggables and AOCs1 & 4 channels 56G PAM4 VCSEL Drivers, EML Drivers, TIAs and CDRsAccess Wireless ICs and UWB ASICsBroadcasting:Encoding and Decoding Full SW - stack including HEVC, for Broadcasting and Video Streaming to provide superior video quality, high density, and best latency, loaded on GIG D7 SoC and STD X86 CPUs

 February 13, 2017NYSE MKT: GIG  GigPeak Q4 FY16 Corporate Summary

 GAAP to Non-GAAP Reconciliation *GigOptix Historical Results   ($ in Thousands)    2013    2014    2015          Gross Margin Reconciliation                    GAAP gross profit  $19,236     $25,496      $7,679  $10,175  $10,648  $11,511  $40,013  Stock-based compensation  336     387      86  72  74  61  293  Amortization of intangible assets  412     413      103   702  641  426  1,872  Special bonus  –    3       –  –  10  –  10  Non-GAAP Gross Profit  $19,984     $26,299      $7,868   $10,949  $11,373  $11,998  $42,188  Revenue  $32,947     $40,394      $11,362  $15,368  $15,796  $16,217  $58,743  GAAP gross margin  58%    63%     68%  66%  67%  71%  68%  Non-GAAP gross margin  61%    65%     69%  71%  72%  74%  72%                          Net Income Reconciliation                        GAAP net income (Loss)  ($5,821)    $1,249      ($52)  $85  $671  $1,529  $2,233  Stock-based compensation  4,225     3,848      1,285   1,072  1,097  1,133  4,587  Amortization of intangible assets  893     991     320   1,014  953  740  3,027  Restructuring expense, net  343     –     –  –  –  –  –  Acquisition & strategic activities related costs  466     668      803  469  50  189  1,511  Special bonus  343     550      –  –  695  –  695  Change of executive severance & related costs  334     –     –  –  –  –  –  Loss on equity investment  456     3      –  –  –  –  –  Non-GAAP net income  $1,239     $7,309      $2,356   $2,640  $3,466  $3,591  $12,053  2014*  2015*  Q1’16*  18  Q2’16  Q3’16  2016  Q4’16  Reconciliation tables of GAAP to non-GAAP included in the financial tables filed in a Form 8-K with the SEC.* Results for GigOptix, Inc. only